Exhibit 10(cc)


        =================================================================

        =================================================================


                             WAIVER AND MODIFICATION
                                    AGREEMENT


                           DATED AS OF MARCH 30, 2001,

                                  BY AND AMONG

                           FPIC INSURANCE GROUP, INC.,

                            THE BANKS LISTED HEREIN,

                                       AND

                        SUNTRUST BANK , AS ISSUING BANK,
                  ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT
        =================================================================

        =================================================================

                        WAIVER AND MODIFICATION AGREEMENT
                        ---------------------------------

         THIS WAIVER AND MODIFICATION AGREEMENT (this "Agreement" or "Waiver and Modification Agreement") made and entered into as of March 30, 2001, by and among FPIC INSURANCE GROUP, INC., a Florida corporation (the "Borrower"), FIRST UNION NATIONAL BANK, COMPASS BANK, BANK LEUMI LE-ISRAEL, B.M. and SUNTRUST BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), as Collateral Agent (in such capacity, the "Collateral Agent"), and as Issuing Bank (in such capacity, the "Issuing Bank").

                                   WITNESSETH:

         WHEREAS, SunTrust Bank, First Union National Bank, Compass Bank, Bank Leumi Le-Israel, B.M. (collectively, the "Banks") and the Borrower are parties to that certain Credit Agreement dated as of January 4, 1999, as modified by that certain Amended and Restated Credit Agreement dated as of March 31, 1999 and effective as of April 1, 1999 (the "Existing Agreement"); and

         WHEREAS, the parties to the Existing Agreement have agreed: (i) that certain defaults in the performance of financial covenants set forth in Section
7.13 and Section 7.15 of the Existing Agreement are to be waived as of December 31, 2000 and (ii) that certain provisions of the Existing Agreement are to be modified as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS
                                   -----------

SECTION 1.1     DEFINITIONS IN EXISTING AGREEMENT. All capitalized terms not
                ---------------------------------
otherwise defined herein shall have the meanings specified in the Existing Agreement.

SECTION 1.2     OTHER DEFINITIONAL TERMS. The words "hereof", "herein" and
                ------------------------
"hereunder" and words of similar import when used in this Waiver and Modification Agreement shall refer to this Waiver and Modification Agreement as a whole and not to any particular provision of this Waiver and Modification Agreement. References to "Article", "Section", "Schedule", "Exhibit", "Annex" and like references are to this Waiver and Modification Agreement unless otherwise specified.

                                   ARTICLE 2.
                                     WAIVER
                                     ------

    SECTION 2.1     WAIVER. The Banks hereby waive as of December 31, 2000, the
                    ------
following defaults with respect to financial covenants specified (the "FY 2000 Financial Covenant Defaults"):

        (a) The Borrower's ratio of EBIT to Interest (rolling four quarters) was 0.9:1 at December 31, 2000, rather than the ratio of greater than 4.0:1 provided in Section 7.13 of the Existing Agreement.

        (b) Florida Physicians Insurance Company, Inc.'s ratio of Total Adjusted Capital to Authorized Control Level Risk-Based Capital was 3.6:1 at December 31, 2000, rather than the ratio of greater than 4.0:1 provided in Section 7.15 of the Existing Agreement.

        (c) Interlex Insurance Company's ratio of Total Adjusted Capital to Authorized Control Level Risk-Based Capital was 3.0:1 at December 31, 2000, rather than the ratio of greater than 4.0:1 provided in Section 7.15 of the Existing Agreement.

    SECTION 2.2     CONTINUING EFFECT. Except as provided in Section 2.1 above
                    -----------------
with respect to a waiver of the FY 2000 Financial Covenant Defaults, nothing contained in this Waiver and Modification Agreement shall act as a waiver of any other defaults by the Borrower or any of its Subsidiaries under or with respect to the Existing Agreement or any of the other Loan Documents. The Banks reserve the right to accelerate the obligations of the Borrower and the Guarantors under the Existing Agreement and the other Loan Documents and to exercise all other remedies available to the Collateral Agent and the Banks under the Existing Agreement and the other Loan Documents by reason of any other defaults.

                                   ARTICLE 3.
                                  MODIFICATIONS
                                  -------------

    SECTION 3.1     APPLICABLE MARGIN. Annex III to the Existing Agreement is
                    -----------------
hereby modified in its entirety as provided in Annex III - A attached hereto and by this reference incorporated herein. From and after the date hereof, all calculations of "Applicable Margin" shall be made with reference to such Annex III - A at the same intervals and in the same manner as was previously made with reference to Annex III to the Existing Agreement.

    SECTION 3.2     EBIT TO INTEREST.  Section 7.13 of the Existing Agreement is
                    ----------------
 hereby modified in its entirety to provide:

          "For each four quarter period commencing with the four quarter period ending March 31, 2001, the Borrower's ratio of EBIT to Interest Expense shall not be less than 2.50:1.00 as of the end of any fiscal quarter; provided, however, that in calculating the foregoing ratio, the following items shall be added to EBIT with respect to the fiscal quarter indicated to the extent any such item was deducted in determining EBIT in accordance with GAAP: (a) second quarter of 2000 -- $300,000.00 (severance charges), (b) third quarter of 2000 -- $1,514,536.00 (severance charges), (c) fourth quarter of 2000 -- $20,814,244.00 (reserve strengthening), (d) fourth quarter of 2000 -- $2,497,511.00 (premium adjustments with respect to Physicians' Reciprocal Insurers contracts) and (e) fourth quarter of 2000 -- $500,000.00 (restructuring one of the Borrower's third party administrators)."

                                   ARTICLE 4.
                                 REPRESENTATIONS
                                 ---------------


         The Borrower represents and warrants to the Bank that:

    SECTION 4.1     ORGANIZATION, POWERS, ETC. The Borrower (i) is a corporation
                    -------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has all requisite power and authority, and otherwise, to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is necessary, and
(iv) has all requisite power and authority to execute and deliver, and to perform its obligations under the Loan Documents.

    SECTION 4.2     AUTHORIZATION OF LOANS, ETC. The execution, delivery and
                    ---------------------------
performance of this Waiver and Modification Agreement by the Borrower (a) have been duly authorized by all requisite action and (b) will not (i) violate (A) any provision of law, any governmental rule or regulation, any order of any court or other agency of government or the articles of incorporation or by-laws of them Borrower or (B) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties or assets are bound, (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower other than as permitted by the terms hereof.

    SECTION 4.3     AGREEMENTS, ETC. Except for the FY 2000 Financial Covenant
                    ---------------
Defaults referred to in Section 2.1 above, neither the Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in the Existing Agreement or any of the Loan Documents to which it is a party. Neither the Borrower not any Guarantor has any claim, defense or set-off against the Administrative Agent nor any of the Banks with respect to the Obligations, which are due and payable in accordance with their terms.

                                   ARTICLE 5.
                                 MISCELLANEOUS
                                 -------------

    SECTION 5.1     EFFECTIVE DATE; WAIVER/MODIFICATION FEE. This Waiver and
                    ---------------------------------------
Modification Agreement shall become effective as of March 30, 2001 upon (a) the payment by the Borrower to the Administrative Agent of a waiver/modification fee in the amount of $150,000.00 (the "Waiver/Modification Fee") and (b) the execution and delivery of this Waiver and Modification Agreement by the Borrower and the Required Banks. Each of the Banks has been given until Noon on March 29, 2001 (the "Approval Deadline"), to execute and deliver this Waiver and Modification Agreement. The Waiver/Modification Fee shall be allocated by the Administrative Agent among each of those Banks which have executed and delivered this Waiver and Modification Agreement by the Approval Deadline (each, an "Approving Bank" and, collectively, the "Approving Banks") in accordance with the following formula: the Approving Bank's Commitment divided by the Approving
                                                       ----------
Banks' Commitments times $150,000.00.
                   -----

    SECTION 5.2     GOVERNING LAW.
                    --------------

        (a) THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW.

        (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA OR OF THE UNITED STATES FOR THE MIDDLE DISTRICT OF FLORIDA AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER THE BORROWER OR SUBSIDIARY. EACH OF THE BORROWER AND ITS SUBSIDIARIES IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 12.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING

COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

        (c) EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    SECTION 5.3     COUNTERPARTS. This Agreement may be executed in any number
                    ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

    SECTION 5.4     HEADINGS DESCRIPTIVE. The headings of the several sections
                    --------------------
and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

    SECTION 5.5     WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT
                    --------------------
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

    SECTION 5.6     ENTIRE AGREEMENT. This Agreement contains the entire
                    ----------------
understanding between the parties relating to the subject matter of this Agreement, and supercedes all prior agreements, understandings, negotiations and discussions, whether verbal or written, of the parties, relating to that subject matter. This Agreement may be amended, modified or supplemented only by a writing executed by each of the parties.

    SECTION 5.7     NO THIRD PARTY BENEFICIARIES. It is the intent and agreement
                    ----------------------------
of the parties hereto that this Agreement is solely for the benefit of the parties hereto and no person not a party hereto shall have any rights or privileges hereunder.

    SECTION 5.8     BORROWER ACKNOWLEDGMENT. The Borrower hereby acknowledges
                    -----------------------
that neither the Administrative Agent nor any Bank has any fiduciary relationship with or fiduciary duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and the Banks, on the one hand, and the Borrower, on the other hand, on connection herewith and therewith is solely that of debtor and creditor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                         FPIC INSURANCE GROUP, INC., as Borrower


                                         By:
                                            ------------------------------------
                                         John R. Byers
                                         President and Chief Executive Officer


                                         By:
                                            ------------------------------------
                                         Kim D. Thorpe
                                         Executive Vice President and Chief
                                         Financial Officer

                                         Address for Notices:
                                         --------------------
                                         c/o FPIC Insurance Group, Inc.
                                         225 Water Street
                                         Jacksonville, Florida 32202
                                         Attn: Kim D. Thorpe
                                         Telefax: (904) 633-9579

                                         SUNTRUST  BANK,  as  Issuing  Bank,
                                         Administrative  Agent  and  as
                                         Collateral Agent


                                         By:
                                            ------------------------------------
                                         C. William Buchholz
                                         Vice President

                                         Address for Notices:
                                         --------------------
                                         SunTrust Bank
                                         200 West Forsyth Street
                                         Jacksonville, Florida  32202
                                         Attn:  C. William Buchholz
                                         Telefax: (904) 632-2874

                                         FIRST UNION NATIONAL BANK, as
                                         Documentation Agent and as a Bank


                                         By:
                                            ------------------------------------
                                         Tom Stitchberry
                                         Senior Vice President

                                         Address for Notices:
                                         -------------------
                                         First Union National Bank
                                         301 South College Street, 6th Floor
                                         Charlotte, North Carolina 28288-0735
                                         Attn:  Butch Mayer
                                         Telefax: (704) 383-7611

                                         COMPASS BANK, as a Bank


                                         By:
                                            ------------------------------------
                                         C. French Yarborough
                                         Vice President

                                         ADDRESS FOR NOTICES:
                                         -------------------
                                         Compass Bank
                                         10060 Skinner Lake Drive
                                         Jacksonville, Florida  32246
                                         Attn:  C. French Yarborough
                                         Telefax:  (904) 564-8906

                                         BANK LEUMI LE-ISRAEL, B.M., as a Bank


                                         By:
                                            ------------------------------------
                                         Stephen Hanas
                                         Vice President

                                         ADDRESS FOR NOTICES:
                                         -------------------
                                         Bank Leumi Le-Israel, B.M.
                                         800 Brickell Avenue, Suite 1400
                                         Miami, Florida 33130
                                         Attn:  Stephen Hanas
                                         Telefax:  (305) 377-6544

                                  ANNEX III - A


=================================== =================================================================================
                                                              APPLICABLE MARGINS AND FEES
                                                               THROUGH SEPTEMBER 30, 2001

           FUNDED DEBT
            TO CAPITAL             --------------------------- --------------------------- --------------------------
                                    LIBOR ADVANCES              BASE RATE ADVANCES          COMMITMENT FEE

---------------------------------- --------------------------- --------------------------- --------------------------
<20%                                1.250%                      0.000%                      0.200%
---------------------------------- --------------------------- --------------------------- --------------------------
 20% and <25%                       1.375%                      0.000%                      0.250%
---------------------------------- --------------------------- --------------------------- --------------------------
 25% and  30%                       1.500%                      0.000%                      0.300%

================================== =================================================================================




=================================== =================================================================================
                                                              APPLICABLE MARGINS AND FEES
                                                               THROUGH SEPTEMBER 30, 2001

           FUNDED DEBT
            TO CAPITAL             --------------------------- --------------------------- --------------------------
                                    LIBOR ADVANCES              BASE RATE ADVANCES          COMMITMENT FEE

---------------------------------- --------------------------- --------------------------- --------------------------
<20%                                1.500%                      0.000%                      0.200%
---------------------------------- --------------------------- --------------------------- --------------------------
 20% and <25%                       1.625%                      0.000%                      0.250%
---------------------------------- --------------------------- --------------------------- --------------------------
 25% and  30%                       1.750%                      0.000%                      0.300%
---------------------------------- --------------------------- --------------------------- --------------------------
